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                                                              EXHIBIT 10.5.2

                                 AMENDMENT NO. 1
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  Amendment No. 1, dated February 10, 2000 (this "Amendment No. 1") to the Amended and Restated Registration Rights Agreement, dated December 23, 1999, by and among Exult, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 54, L.P., a Delaware limited partnership ("GAP LP"), General Atlantic partners 57, L.P., a Delaware limited partnership ("GAP 57"), General Atlantic Partners 60, L.P., a Delaware limited partnership ("GAP 60"), GAP Coinvestment Partners, L.P., a New York limited partnership "GAP Coinvestment"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment II"), James Madden ("Madden") and BP International Limited, a company formed in England ("BPI") (the "Registration Rights Agreement"). Capitalized terms used herein but not otherwise defined shall have the respective meaning ascribed thereto in the Registration Rights Agreement.

                  WHEREAS, the Company intends to issue to GS Capital Partners III, L.P., a Delaware limited partnership ("GSCP"), GS Capital Partners III Offshore, L.P., a Cayman Islands exempted limited partnership ("GSCP Offshore"), Goldman, Sachs & Co. Verwaltungs GmbH, a company organized under the laws of Germany ("GSCV"), Stone Street Fund 2000, L.L.C., a Delaware limited liability company ("Stone Street") (GSCP, GSCP Offshore, GSCV and Stone Street are collectively referred to as the "Goldman Group"), DB Capital Investors, L.P., a Delaware limited partnership ("DB"), Mellon Ventures II, L.P., a Delaware limited partnership ("Mellon"), Wilmington Securities, Inc., a Delaware corporation ("Wilmington"), The Henry L. Hillman Trust U/A dated November 18, 1985, a trust formed under the laws of Pennsylvania (the "1985 Henry Hillman Trust"), Carl G. Grefenstette and Thomas G. Bigley, Trustees under Agreement of Trust dated 12/30/76 for children of Juliet Lea Hillman Simonds, a trust formed under the laws of Pennsylvania (the "1976 Juliet Hillman Trust"), Carl G. Grefenstette and Thomas G. Bigley, Trustees under Agreement of Trust dated 12/30/76 for children of: Audrey Hillman Fisher, a trust formed under the laws of Pennsylvania (the "1976 Audrey Fisher Trust"), Carl G. Grefenstette and Thomas G. Bigley, Trustees under Agreement of Trust dated 12/30/76 for children of: Henry Lea Hillman, Jr., a trust formed under the laws of Pennsylvania (the "1976 Henry Hillman Jr. Trust"), and Carl G. Grefenstette and Thomas G. Bigley, Trustees under Agreement of Trust dated 12/30/76 for children of: William Talbott Hillman, a trust formed under the laws of Pennsylvania (the "1976 William Hillman Trust") (Wilmington, the 1985 Henry Hillman Trust, the 1976 Juliet Hillman Trust, the 1976 Audrey Fisher Trust, the 1976 Henry Hillman Trust, Jr. and the 1976 William Hillman Trust collectively are referred to herein as the "Hillman Group") (the Goldman Group, DB, Mellon and the Hillman Group are collectively referred to herein as the "Series D Stockholders") an aggregate of


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6,885,480 shares of Series D Preferred Stock pursuant to the Stock Purchase
Agreement, dated as of the date hereof, by and among the Company, the Goldman Group, DB, Mellon and the Hillman Group.

                  WHEREAS, in order to induce each of the Goldman Group, DB, Mellon, and the Hillman Group to purchase the Series D Preferred Stock, the parties hereto desire to amend the Registration Rights Agreement to grant certain registration rights with respect to the shares of Common Stock issuable upon the conversion of the Series D Preferred Stock.

         NOW THEREFORE, the parties hereto hereby agree as follows:

1 Each of the Goldman Group, DB, Mellon, and the Hillman Group is hereby made a party to the Registration Rights Agreement as a Series D Stockholder in accordance with this Amendment No. 1.

2 The following definitions are hereby added to Section 1 of the Registration Rights Agreement in the appropriate alphabetical order:

         "1976 Audrey Fisher Trust" means the Agreement of Trust dated 12/30/76 for children of: Audrey Hillman Fisher, a trust formed under the laws of Pennsylvania.

         "1976 Henry Hillman Jr. Trust" means the Agreement of Trust dated 12/30/76 for children of: Henry Lea Hillman, Jr., a trust formed under the laws of Pennsylvania,

         "1976 Juliet Hillman Trust" means Carl G. Grefenstette and Thomas G Bigley Trustees under Agreement of Trust dated 12/30/76 for children of Juliet Lea Hillman Simonds, a trust formed under the laws of Pennsylvania.

         "1976 William Hillman Trust" means the Agreement of Trust dated 12/30/76 for children of: William Talbott Hillman, a trust formed under the laws of Pennsylvania.

         "1985 Henry Hillman Trust" means The Henry L. Hillman Trust U/A dated November 18, 1985, a trust formed under the laws of Pennsylvania.

         "DB" shall mean DB Capital Investors, L.P., a Delaware limited partnership.

         "Goldman Group" shall mean GSCP, GSCP Offshore, GSCV and Stone Street.

         "GSCP" shall mean GS Capital Partners III, L.P., a Delaware limited partnership.

         "GSCP Offshore" shall mean GS Capital Partners III Offshore, L.P., a Cayman Islands exempted limited partnership.

         "GSCV" shall mean Goldman, Sachs & Co. Verwaltungs GmbH, a company organized under the laws of Germany.


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         "Hillman Group" shall mean Wilmington, the 1985 Henry Hillman Trust, the 1976 Juliet Hillman Trust, the 1976 Audrey Fisher Trust, the 1976 Henry Hillman Jr. Trust and the 1976 William Hillman Trust.

         "Mellon" shall mean Mellon Ventures II, L.P., a Delaware limited partnership.

         "Series D Preferred Stock" shall mean the Series D Convertible Preferred Stock, par value $.0001 per share, of the Company

         "Series D Stockholders" shall mean the Goldman Group, DB, Mellon and the Hillman Group and any Permitted Transferee (as defined in the Stockholders Agreement) of any of them to which Shares (as defined in the Stockholders Agreement) are transferred in accordance with Section
         2.2 of the Stockholders Agreement, and the term "Series D Stockholders" shall mean any such person.

         "Stone Street" shall mean Stone Street Fund 2000, L.L.C., a Delaware limited liability company.

         "Wilmington" shall mean Wilmington Securities, Inc., a Delaware corporation.

3 The definition of "Designated Holder" in Section 1 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "Designated Holder" means each of the Madden Stockholders, the General Atlantic Stockholders, the BPI Stockholders and the Series D Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Stockholders Agreement and Section 10(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

4 The definition of "Preferred Stock" in Section 1 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "Preferred Stock" means the Series A Preferred Stock ,the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

5 The definition of "Stockholders Agreement" in Section 1 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "Stockholders Agreement" means the Amended and Restated Stockholders Agreement, dated December 23, 1999, by and among the Company, GAP LP, GAP 57, GAP 60, GAP Coinvestment I, GAP Coinvestment II, Madden, BPI and certain other stockholders of the Company, as amended.


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6        Section 2(a) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "(a) Grant of Rights: The Company hereby grants registration rights to the Madden Stockholders, the General Atlantic Stockholders, the BPI Stockholders and the Series D Stockholders upon the terms and conditions set forth in this Agreement."

7 The first sentence of Section 3(a) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "At any time after the IPO Effectiveness Date, if the Company is not eligible to use Form S-3 (or any successor form thereto) in connection with a public offering of its securities, then each of (i) one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee, (ii) one or more of the BPI Stockholders as a group, acting through BPI or its written designee and (iii) one or more of the Series D Stockholders (the "Initiating Holders"), may make a written request to the Company to register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor thereto) (a "Demand Registration"), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect more than (I) two such Demand Registrations for the General Atlantic Stockholders, (II) one such Demand Registration for the BPI Stockholders or (III) one such Demand Registration for the Series D Stockholders; and provided further, that if a Series D Stockholder is the Initiating Holder, such stockholder shall deliver a notice to the Series D Stockholders not joining in making such a written request, who then shall have five (5) business days following the receipt of such a notice to notify the Company in writing that such Series D Stockholder wishes to join in the request and be deemed an Initiating Holder for the purposes of the Demand Registration.

8 Section 10(d) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "(d) Amendments and Waivers: Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) the Madden Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Madden Stockholders, (iii) the General Atlantic Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the General Atlantic Stockholders, (iv) the BPI Stockholders holding Registrable Securities


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         representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the BPI Stockholders and (v) the Series D Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Series D Stockholders. Any such written consent shall be binding upon the Company and all of the Designated Holders."

9 The following Sections 10(e)(iv) through 10(e)(viii) are hereby added to Section 10(e) of the Registration Rights Agreement:

                           (iv)     if to any member of the Goldman Group:

                                    85 Broad Street
                                    10th Floor
                                    New York, NY  10004
                                    Telecopy: (212) 357-5505
                                    Attention: Katherine Enquist

                           with a copy to:

                                    Brown Raysman Millstein Felder & Steiner LLP
                                    120 West 45th Street
                                    New York, NY  10036
                                    Telecopy: (212) 840-2429
                                    Attention: Stuart Bressman, Esq.

                           (v)      if to DB Capital Investors, L.P.:

                                    130 Liberty Street
                                    25th Floor
                                    New York, NY 10006
                                    Telecopy: (212) 250-7651
                                    Attention: Jon Mattson and Heidi Silverstein

                           with a copy to:

                                    Gibson, Dunn & Crutcher, LLP
                                    200 Park Avenue
                                    New York, NY  10166
                                    Attention: Steven R. Shoemate, Esq.

                           (vi)     if to Mellon Ventures II, L.P.:


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                                    400 S. Hope Street
                                    5th Floor
                                    Los Angeles, CA 90071-2806
                                    Telecopy: (213) 553-9690
                                    Attention: Jeff Anderson

                           with a copy to:

                                    Milbank Tweed Hadley & McCloy, LLP
                                    601 South Figueroa Street
                                    Los Angeles, CA  90017
                                    Telecopy: (213) 629-5063
                                    Attention: Neil Wertlieb

                           (vii)    if to Wilmington Securities, Inc.:

                                    824 Market Street, Suite 900
                                    Wilmington, DE  19801
                                    Telecopy: (302) 656-4884
                                    Attention: Andrew H. McQuarrie

                           with a copy to:

                                    The Hillman Company
                                    1900 Grant Building
                                    Pittsburgh, PA 15219
                                    Telecopy: (412) 338-3644
                                    Attention: Carol J. Cusick Riley

                           (viii)   if to any other member of the Hillman Group:

                                    1800 Grant Building
                                    Pittsburgh, PA 15219
                                    Telecopy: (412) 338-3996
                                    Attention: Maurice J. White

                           with a copy to:

                                    The Hillman Company
                                    1900 Grant Building
                                    Pittsburgh, PA 15219
                                    Telecopy: (412) 338-3644
                                    Attention: Carol J. Cusick Riley


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10       Except as otherwise expressly provided in this Amendment No. 1, all of the terms and conditions of the Registration Rights Agreement are hereby ratified and shall remain in full force and effect.

11 This Amendment No. 1 may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the day and year first above written.


                               EXULT, INC.

                               By:  _________________________________
                                    Name:
                                    Title:

                               GENERAL ATLANTIC PARTNERS 54, L.P.

                               By: GENERAL ATLANTIC PARTNERS, LLC,  its
                                   General Partner

                               By:  ________________________________
                                    Name:
                                    Title:


                               GENERAL ATLANTIC PARTNERS 57, L.P.

                               By: GENERAL ATLANTIC PARTNERS, LLC, its
                                   General Partner


                               By:   ________________________________
                                     Name:
                                     Title:


                               GENERAL ATLANTIC PARTNERS 60, L.P.

                               By: GENERAL ATLANTIC PARTNERS, LLC, its
                                   General Partner


                               By:   ________________________________
                                     Name:
                                     Title:


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                               GAP COINVESTMENT PARTNERS, L.P.


                               By:   _________________________________
                                     Name:
                                     Title:


                               GAP COINVESTMENT PARTNERS II, L.P.

                               By:   ____________________________________
                                     Name:
                                     Title:


                               ---------------------------------------
                               James Madden


                               BP INTERNATIONAL LIMITED

                               By:  _________________________________
                                    Name:
                                    Title:


                               GS CAPITAL PARTNERS III, L.P.
                               By: GS Advisors III, L.L.C., its general partner


                               By:  _________________________________
                                    Name:
                                    Title:


                               GS CAPITAL PARTNERS III OFFSHORE, L.P
                               By: GS Advisors III, L.L.C., its general partner


                               By:  __________________________________
                                    Name:
                                    Title:


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                               GOLDMAN, SACHS & CO. VERWALTUNGS GmbH


                               By:  ____________________________________
                                    Name:
                                    Title:

                               and

                               By:  ____________________________________
                                    Name
                                    Title


                               STONE STREET FUND 2000, L.L.C.


                               By:   ___________________________________
                                     Name:
                                     Title:


                               DB CAPITAL INVESTORS, L.P.


                               By:   ___________________________________
                                     Name: Robert Sharp
                                     Title: Managing Director


                               MELLON VENTURES II, L.P.

                               By: MVMA II, L.P., a Delaware Limited Partnership
                               Its: General Partner

                                      By: MVMA, Inc., a Delaware Corporation
                                      Its: General Partner

                                       By:   ___________________________
                                             Jeffrey H. Anderson


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                               WILMINGTON SECURITIES, INC.


                               By:   ___________________________________
                                     Andrew H. McQuarrie
                                     Vice President


                               HENRY L. HILLMAN, ELSIE HILLIARD
                               HILLMAN AND C.G. GREFENSTETTE,
                               TRUSTEES OF THE HENRY L. HILLMAN
                               TRUST U/A DATED NOVEMBER 18, 1985


                               By:   ___________________________________
                                     C.G. Grefenstette
                                     Trustee


                               THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                               TRUSTEES UNDER AGREEMENT OF TRUST
                               DATED 12/30/76 FOR CHILDREN OF: JULIET
                               LEA HILLMAN SIMONDS


                               By:   ___________________________________
                                     Thomas G. Bigley
                                     Trustee

                               By:   ___________________________________
                                     C.G. Grefenstette
                                     Trustee

                               THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                               TRUSTEES UNDER AGREEMENT OF TRUST
                               DATED 12/30/76 FOR CHILDREN OF: AUDREY
                               HILLMAN FISHER


                                By:   _________________________________
                                      Thomas G. Bigley
                                      Trustee

                                By:   _________________________________
                                      C.G. Grefenstette
                                      Trustee


                                THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                                TRUSTEES UNDER AGREEMENT OF TRUST
                                DATED 12/30/76 FOR CHILDREN OF: HENRY
                                LEA HILLMAN, JR.


                                By:   __________________________________
                                      Thomas G. Bigley
                                      Trustee

                                By:    _________________________________
                                       C.G. Grefenstette
                                       Trustee


                                THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                                TRUSTEES UNDER AGREEMENT OF TRUST
                                DATED 12/30/76 FOR CHILDREN OF: WILLIAM
                                TALBOTT HILLMAN


                                By:    _________________________________
                                       Thomas G. Bigley
                                       Trustee

                                By:    _________________________________
                                       C.G. Grefenstette
                                       Trustee